Exhibit 99.1

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Unaudited)

As previously reported, on August 5, 2025, the Company entered into a single purchase and sale agreement to sell five properties located in Massachusetts, New Hampshire, and Rhode Island (the “Boston Portfolio”) for $740 million. On September 9, 2025, the Company completed the first closing of the Boston Portfolio for gross sales proceeds of $490 million. The first closing represents four of the five properties (the “First Boston Closing”) in the Boston Portfolio. Our revolving credit facility was secured primarily with the properties associated with the First Boston Closing. As of the First Boston Closing, the revolving credit facility bank commitments ended and sale proceeds were used to repay the outstanding balance on the credit facility. On September 15, 2025, the Company declared a special cash dividend of $2.23 per share to be paid from the proceeds of the First Boston Closing.

On October 3, 2025, the Company completed the second closing of the fifth Boston Portfolio property for gross sales proceeds of $250 million (“Second Boston Closing”). In connection with the Second Boston Closing, $173.4 million of non-recourse property debt was assumed by the Purchaser. The Company plans to use the incremental net proceeds from the sale, paid in cash, to reduce leverage and for general corporate purposes.

The Company has determined that the transaction has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”) to be classified as a discontinued operation, as the sale represents a strategic shift that will have a significant effect on the Company’s operations and financial results. The Company will account for the Boston Portfolio as a discontinued operation beginning with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2025, reflects the First Boston Closing and the Second Boston Closing and related adjustments as if they occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2025, and for each of the years ended December 31, 2024, 2023, and 2022, reflect the First Boston Closing and Second Boston Closing and related adjustments as if they occurred on January 1, 2022.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the Company's:

– Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the "SEC") on February 24, 2025; and

– Quarterly Report on Form 10-Q for the three months ended June 30, 2025, filed with the SEC on August 11, 2025.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the First Boston Closing and Second Boston Closing occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the First Boston Closing and Second Boston Closing may differ materially from this unaudited pro forma condensed consolidated financial information.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2025

(In thousands, except share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing		Other	Pro Forma
	(a)	(b)	(c)		(d)
ASSETS
Buildings and improvements	$1,379,865	$(141,376)	$(61,548)	(c1)	$—	$1,176,941
Land	397,767	(83,070)	(68,231)	(c1)	—	246,466
Total real estate	1,777,632	(224,446)	(129,779)		—	1,423,407
Accumulated depreciation	(508,074)	121,113	54,588	(c1)	—	(332,373)
Net real estate	1,269,558	(103,333)	(75,191)		—	1,091,034
Cash and cash equivalents	41,385	403,047	68,532	(c2)	(44,611)	468,353
Restricted cash	26,428	—	—		1,575	28,003
Notes receivable	59,847	—	—		—	59,847
Right-of-use lease assets - finance leases	107,077	—	—		—	107,077
Other assets, net	89,623	7,209	(897)	(c3)	(112)	95,823
Assets held for sale, net	275,892	—	—		—	275,892
Total assets	$1,869,810	$306,923	$(7,556)		$(43,148)	$2,126,029

LIABILITIES AND EQUITY
Non-recourse property debt, net	$685,031	$(67,449)	$(172,877)	(c4)	$—	$444,705
Non-recourse construction loans, net	370,601	—	—		—	370,601
Revolving credit facility	42,800	—	—		(42,800)	—
Total indebtedness	1,098,432	(67,449)	(172,877)		(42,800)	815,306
Deferred tax liabilities	102,187	—	—		—	102,187
Lease liabilities - finance leases	123,664	—	—		—	123,664
Dividends payable	998	—	—		—	998
Accrued liabilities and other	102,239	(3,456)	10,333	(c1)	(236)	108,880
Liabilities related to assets held for sale, net	159,842	—	—		—	159,842
Total liabilities	1,587,362	(70,905)	(162,544)		(43,036)	1,310,877

Redeemable noncontrolling interests in consolidated real estate partnerships	146,106	—	—		—	146,106

Equity (510,587,500 shares authorized at both June 30, 2025 and December 31, 2024):
Common Stock, $0.01 par value, 137,376,505 and 136,351,966 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	1,374	—	—		—	1,374
Additional paid-in capital	426,730	—	—		—	426,730
Retained earnings (deficit)	(336,454)	358,181	146,929		(106)	168,550
Total Aimco equity	91,650	358,181	146,929		(106)	596,654
Noncontrolling interests in consolidated real estate partnerships	39,665	—	—		—	39,665
Common noncontrolling interests in Aimco Operating Partnership	5,027	19,647	8,059		(6)	32,727
Total equity	136,342	377,828	154,988	(c5)	(112)	669,046
Total liabilities and equity	$1,869,810	$306,923	$(7,556)		$(43,148)	$2,126,029

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2025

(In thousands, except unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing		Other	Pro Forma
	(a)	(b)	(c)		(d)
ASSETS
Buildings and improvements	$1,379,865	$(141,376)	$(61,548)	(c1)	$—	$1,176,941
Land	397,767	(83,070)	(68,231)	(c1)	—	246,466
Total real estate	1,777,632	(224,446)	(129,779)		—	1,423,407
Accumulated depreciation	(508,074)	121,113	54,588	(c1)	—	(332,373)
Net real estate	1,269,558	(103,333)	(75,191)		—	1,091,034
Cash and cash equivalents	41,385	403,047	68,532	(c2)	(44,611)	468,353
Restricted cash	26,428	—	—		1,575	28,003
Notes receivable	59,847	—	—		—	59,847
Right-of-use lease assets - finance leases	107,077	—	—		—	107,077
Other assets, net	89,623	7,209	(897)	(c3)	(112)	95,823
Assets held for sale, net	275,892	—	—		—	275,892
Total assets	$1,869,810	$306,923	$(7,556)		$(43,148)	$2,126,029

LIABILITIES AND EQUITY
Non-recourse property debt, net	$685,031	$(67,449)	$(172,877)	(c4)	$—	$444,705
Non-recourse construction loans, net	370,601	—	—		—	370,601
Revolving credit facility	42,800	—	—		(42,800)	—
Total indebtedness	1,098,432	(67,449)	(172,877)		(42,800)	815,306
Deferred tax liabilities	102,187	—	—		—	102,187
Lease liabilities - finance leases	123,664	—	—		—	123,664
Dividends payable	998	—	—		—	998
Accrued liabilities and other	102,239	(3,456)	10,333	(c1)	(236)	108,880
Liabilities related to assets held for sale, net	159,842	—	—		—	159,842
Total liabilities	1,587,362	(70,905)	(162,544)		(43,036)	1,310,877

Redeemable noncontrolling interests in consolidated real estate partnerships	146,106	—	—		—	146,106

Partners’ capital:
General Partner and Special Limited Partner	91,650	358,181	146,929		(106)	596,654
Limited Partners	5,027	19,647	8,059		(6)	32,727
Partners’ capital attributable to Aimco Operating Partnership	96,677	377,828	154,988	(c5)	(112)	629,381
Noncontrolling interests in consolidated real estate partnerships	39,665	—	—		—	39,665
Total partners’ capital	136,342	377,828	154,988		(112)	669,046
Total liabilities and partners’ capital	$1,869,810	$306,923	$(7,556)		$(43,148)	$2,126,029

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the six months ended June 30, 2025

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$105,110	$(23,962)	$(12,433)	$—	$68,715

OPERATING EXPENSES
Property operating expenses	46,257	(7,997)	(3,960)	—	34,300
Depreciation and amortization	32,784	(3,258)	(825)	—	28,701
General and administrative expenses	15,978	—	—	—	15,978
Total operating expenses	95,019	(11,255)	(4,785)	—	78,979

Interest income	3,638	—	—	—	3,638
Interest expense	(35,440)	1,212	4,034	662	(29,532)
Realized and unrealized gains (losses) on interest rate contracts	(333)	—	—	—	(333)
Realized and unrealized gains (losses) on equity investments	(607)	—	—	—	(607)
Other income (expense), net	(551)	—	—	—	(551)
Income (loss) before income tax	(23,202)	(11,495)	(3,614)	662	(37,649)
Income tax benefit (expense)	(5,486)	—	—	—	(5,486)
Net income (loss) from continuing operations	(28,688)	(11,495)	(3,614)	662	(43,135)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(5,829)	—	—	—	(5,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(528)	—	—	—	(528)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	1,824	598	188	(34)	2,576
Net income (loss) from continuing operations attributable to Aimco	$(33,221)	$(10,897)	$(3,426)	$628	$(46,916)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.24)				$(0.34)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.24)				$(0.34)

Weighted-average common shares outstanding – basic	137,123				137,123
Weighted-average common shares outstanding – diluted	137,123				137,123

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the six months ended June 30, 2025

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$105,110	$(23,962)	$(12,433)	$—	$68,715

OPERATING EXPENSES
Property operating expenses	46,257	(7,997)	(3,960)	—	34,300
Depreciation and amortization	32,784	(3,258)	(825)	—	28,701
General and administrative expenses	15,978	—	—	—	15,978
Total operating expenses	95,019	(11,255)	(4,785)	—	78,979

Interest income	3,638	—	—	—	3,638
Interest expense	(35,440)	1,212	4,034	662	(29,532)
Realized and unrealized gains (losses) on interest rate contracts	(333)	—	—	—	(333)
Realized and unrealized gains (losses) on equity investments	(607)	—	—	—	(607)
Other income (expense), net	(551)	—	—	—	(551)
Income (loss) before income tax	(23,202)	(11,495)	(3,614)	662	(37,649)
Income tax benefit (expense)	(5,486)	—	—	—	(5,486)
Net income (loss) from continuing operations	(28,688)	(11,495)	(3,614)	662	(43,135)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(5,829)	—	—	—	(5,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(528)	—	—	—	(528)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(35,045)	$(11,495)	$(3,614)	$662	$(49,492)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.24)				$(0.34)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.24)				$(0.34)

Weighted-average common units outstanding – basic	144,671				144,671
Weighted-average common units outstanding – diluted	144,671				144,671

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$208,679	$(47,213)	$(23,766)	$—	$137,700

OPERATING EXPENSES
Property operating expenses	90,984	(15,239)	(7,668)	—	68,077
Depreciation and amortization	86,359	(6,668)	(2,558)	—	77,133
General and administrative expenses	32,837	—	—	—	32,837
Total operating expenses	210,180	(21,907)	(10,226)	—	178,047

Interest income	9,652	(9)	—	—	9,643
Interest expense	(70,057)	2,506	8,187	697	(58,667)
Mezzanine investment income (loss), net	(2,432)	—	—	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	—	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	—	—	(49,504)
Gain on dispositions of real estate	10,600	—	—	—	10,600
Other income (expense), net	(5,581)	—	—	—	(5,581)
Income (loss) before income tax	(107,071)	(22,809)	(5,353)	697	(134,536)
Income tax benefit (expense)	11,071	—	—	—	11,071
Net income (loss) from continuing operations	(96,000)	(22,809)	(5,353)	697	(123,465)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	—	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	—	—	1,849
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	5,641	1,197	281	(37)	7,082
Net income (loss) from continuing operations attributable to Aimco	$(102,468)	$(21,612)	$(5,072)	$660	$(128,492)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.75)				$(0.94)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.75)				$(0.94)

Weighted-average common shares outstanding – basic	138,496				138,496
Weighted-average common shares outstanding – diluted	138,496				138,496

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$208,679	$(47,213)	$(23,766)	$—	$137,700

OPERATING EXPENSES
Property operating expenses	90,984	(15,239)	(7,668)	—	68,077
Depreciation and amortization	86,359	(6,668)	(2,558)	—	77,133
General and administrative expenses	32,837	—	—	—	32,837
Total operating expenses	210,180	(21,907)	(10,226)	—	178,047

Interest income	9,652	(9)	—	—	9,643
Interest expense	(70,057)	2,506	8,187	697	(58,667)
Mezzanine investment income (loss), net	(2,432)	—	—	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	—	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	—	—	(49,504)
Gain on dispositions of real estate	10,600	—	—	—	10,600
Other income (expense), net	(5,581)	—	—	—	(5,581)
Income (loss) before income tax	(107,071)	(22,809)	(5,353)	697	(134,536)
Income tax benefit (expense)	11,071	—	—	—	11,071
Net income (loss) from continuing operations	(96,000)	(22,809)	(5,353)	697	(123,465)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	—	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	—	—	1,849
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(108,109)	$(22,809)	$(5,353)	$697	$(135,574)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.75)				$(0.94)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.75)				$(0.94)

Weighted-average common units outstanding – basic	146,120				146,120
Weighted-average common units outstanding – diluted	146,120				146,120

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$186,995	$(44,651)	$(22,419)	$—	$119,925

OPERATING EXPENSES
Property operating expenses	73,712	(14,668)	(7,389)	—	51,655
Depreciation and amortization	68,834	(7,200)	(3,516)	—	58,118
General and administrative expenses	32,865	—	—	—	32,865
Total operating expenses	175,411	(21,868)	(10,905)	—	142,638

Interest income	9,731	(16)	—	—	9,715
Interest expense	(37,718)	2,616	8,180	1,000	(25,922)
Mezzanine investment income (loss), net	(155,814)	—	—	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	—	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	—	—	700
Gain on dispositions of real estate	7,984	—	—	—	7,984
Other income (expense), net	(7,657)	—	—	—	(7,657)
Income (loss) before income tax	(170,071)	(20,183)	(3,334)	1,000	(192,588)
Income tax benefit (expense)	12,752	—	—	—	12,752
Net income (loss) from continuing operations	(157,319)	(20,183)	(3,334)	1,000	(179,836)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	—	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	—	—	(3,991)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	9,038	1,044	172	(52)	10,202
Net income (loss) from continuing operations attributable to Aimco	$(166,196)	$(19,139)	$(3,162)	$948	$(187,549)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(1.16)				$(1.31)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(1.16)				$(1.31)

Weighted-average common shares outstanding – basic	143,618				143,618
Weighted-average common shares outstanding – diluted	143,618				143,618

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$186,995	$(44,651)	$(22,419)	$—	$119,925

OPERATING EXPENSES
Property operating expenses	73,712	(14,668)	(7,389)	—	51,655
Depreciation and amortization	68,834	(7,200)	(3,516)	—	58,118
General and administrative expenses	32,865	—	—	—	32,865
Total operating expenses	175,411	(21,868)	(10,905)	—	142,638

Interest income	9,731	(16)	—	—	9,715
Interest expense	(37,718)	2,616	8,180	1,000	(25,922)
Mezzanine investment income (loss), net	(155,814)	—	—	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	—	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	—	—	700
Gain on dispositions of real estate	7,984	—	—	—	7,984
Other income (expense), net	(7,657)	—	—	—	(7,657)
Income (loss) before income tax	(170,071)	(20,183)	(3,334)	1,000	(192,588)
Income tax benefit (expense)	12,752	—	—	—	12,752
Net income (loss) from continuing operations	(157,319)	(20,183)	(3,334)	1,000	(179,836)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	—	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	—	—	(3,991)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(175,234)	$(20,183)	$(3,334)	$1,000	$(197,751)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(1.16)				$(1.31)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(1.16)				$(1.31)

Weighted-average common units outstanding – basic	151,371				151,371
Weighted-average common units outstanding – diluted	151,371				151,371

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(In thousands, except per share data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$190,344	$(41,044)	$(20,741)	$—	$128,559

OPERATING EXPENSES
Property operating expenses	71,792	(13,758)	(7,080)	—	50,954
Depreciation and amortization	158,967	(7,877)	(3,740)	—	147,350
General and administrative expenses	39,673	—	—	—	39,673
Total operating expenses	270,432	(21,635)	(10,820)	—	237,977

Interest income	4,052	(7)	—	—	4,045
Interest expense	(73,842)	2,588	7,896	1,089	(62,269)
Mezzanine investment income (loss), net	(179,239)	—	—	—	(179,239)
Realized and unrealized gains (losses) on interest rate contracts	48,205	—	—	—	48,205
Realized and unrealized gains (losses) on equity investments	20,302	—	—	—	20,302
Gain on dispositions of real estate	175,863	—	—	—	175,863
Lease modification income	206,963	—	—	—	206,963
Other income (expense), net	(12,794)	—	—	—	(12,794)
Income (loss) before income tax	109,422	(16,828)	(2,025)	1,089	91,658
Income tax benefit (expense)	(17,264)	—	—	—	(17,264)
Net income (loss) from continuing operations	92,158	(16,828)	(2,025)	1,089	74,394
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(8,829)	—	—	—	(8,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,672)	—	—	—	(3,672)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	(3,931)	852	103	(55)	(3,031)
Net income (loss) from continuing operations attributable to Aimco	$75,726	$(15,976)	$(1,922)	$1,034	$58,862

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$0.50				$0.39
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$0.49				$0.39

Weighted-average common shares outstanding – basic	149,395				149,395
Weighted-average common shares outstanding – diluted	150,834				150,834

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

(In thousands, except per unit data)

(Unaudited)

		Transaction Accounting Adjustments
	As Reported	First Boston Closing	Second Boston Closing	Other	Pro Forma
	(e)	(f)	(g)	(h)
REVENUES
Rental and other property revenues	$190,344	$(41,044)	$(20,741)	$—	$128,559

OPERATING EXPENSES
Property operating expenses	71,792	(13,758)	(7,080)	—	50,954
Depreciation and amortization	158,967	(7,877)	(3,740)	—	147,350
General and administrative expenses	39,673	—	—	—	39,673
Total operating expenses	270,432	(21,635)	(10,820)	—	237,977

Interest income	4,052	(7)	—	—	4,045
Interest expense	(73,842)	2,588	7,896	1,089	(62,269)
Mezzanine investment income (loss), net	(179,239)	—	—	—	(179,239)
Realized and unrealized gains (losses) on interest rate contracts	48,205	—	—	—	48,205
Realized and unrealized gains (losses) on equity investments	20,302	—	—	—	20,302
Gain on dispositions of real estate	175,863	—	—	—	175,863
Lease modification income	206,963	—	—	—	206,963
Other income (expense), net	(12,794)	—	—	—	(12,794)
Income (loss) before income tax	109,422	(16,828)	(2,025)	1,089	91,658
Income tax benefit (expense)	(17,264)	—	—	—	(17,264)
Net income (loss) from continuing operations	92,158	(16,828)	(2,025)	1,089	74,394
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(8,829)	—	—	—	(8,829)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,672)	—	—	—	(3,672)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$79,657	$(16,828)	$(2,025)	$1,089	$61,893

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$0.50				$0.39
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$0.49				$0.38

Weighted-average common units outstanding – basic	157,317				157,317
Weighted-average common units outstanding – diluted	158,774				158,774

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO OP L.P

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Pro Forma Adjustments

(a) Reflects our consolidated balance sheet as of June 30, 2025, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the period ended June 30, 2025.

(b) Reflects the historical financial position of the properties included in the First Boston Closing as of June 30, 2025, in addition to certain pro forma adjustments, as presented in the Company’s Unaudited Pro Forma Consolidated Financial Statements filed as Exhibit 99.1 to its Current Report on Form 8-K filed on September 15, 2025.

(c) Reflects the historical financial position of the property included in the Second Boston Closing as of June 30, 2025, in addition to certain pro forma adjustments described below that are a direct result of the transaction.

(c1) Reflects the assets and liabilities, inclusive of estimated net working capital as defined in the Agreement, transferred upon the Second Boston Closing, and $12.9 million estimated state income tax payable.

(c2) The following table summarizes the estimated net cash proceeds upon the Second Boston Closing:

Sales price	$250,000
Less: Principal debt assumed by Purchaser	(173,435)
Less: Estimated transaction costs and other adjustments	(6,342)
Less: Estimated working capital adjustment	(1,691)
Estimated net cash proceeds	$68,532

(c3) Reflects assets, inclusive of estimated net working capital as defined in the Agreement, transferred upon the Second Boston Closing.

(c4) Reflects non-recourse property debt encumbering the Second Boston Closing. The debt principal was assumed by the Purchaser at closing.

(c5) Reflects the estimated gain on sale we would have recognized upon completion of the sale transaction as if the sale occurred as of June 30, 2025, offset by the write-off of debt issuance costs, and estimated state income tax expense calculated as follows:

Sales price	$250,000
Less: Estimated transaction costs and other adjustments	(6,342)
Less: Second Boston Closing basis	(75,260)
Pro forma gain on sale	168,398
Less: State income tax expense	(12,852)
Less: Write-off of debt issuance costs	(558)
Net impact to total equity and total partners' capital	$154,988

(d) Reflects the use of net proceeds to repay the principal and accrued interest balances on our revolving credit facility, which was secured primarily with the properties included in the First Boston Closing, as presented in the Company’s Unaudited Pro Forma Consolidated Financial Statements filed as Exhibit 99.1 to its Current Report on Form 8-K filed on September 15, 2025.

(e) Reflects our consolidated results of operations for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022, as presented in the historical financial statements and notes thereto in our Quarterly Report on Form 10-Q for the three months ended June 30, 2025, and our Annual Report on Form 10-K for the year ended December 31, 2024.

(f) Reflects historical revenues and expenses of the properties included in the First Boston Closing, and associated non-recourse property debt, for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022, as presented in the Company’s Unaudited Pro Forma Consolidated Financial Statements filed as Exhibit 99.1 to its Current Report on Form 8-K filed on September 15, 2025.

(g) Reflects historical revenues and expenses of the property included in the Second Boston Closing, and associated non-recourse property debt, for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022. The pro forma gain on sale and income tax expense of the Second Boston Closing has not been reflected in the unaudited pro forma condensed consolidated statements of operations as the Boston Portfolio amounts pertain to discontinued operations and, therefore, do not impact income from continuing operations.

(h) Reflects the elimination of historical interest expense and credit facility fees incurred on our revolving credit facility, which was secured primarily with the properties included in the First Boston Closing, assuming the facility was retired on January 1, 2022, and not outstanding for the six months ended June 30, 2025, and the years ended December 31, 2024, 2023, and 2022, as presented in the Company’s Unaudited Pro Forma Consolidated Financial Statements filed as Exhibit 99.1 to its Current Report on Form 8-K filed on September 15, 2025.